                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                      ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               NOVEMBER 15, 1999
                               -----------------


                            NUTRAMAX PRODUCTS, INC.
                        -------------------------------
              (Exact name of registrant as specified in charter)


         DELAWARE                       0-18671                 061200464
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission file number)      (IRS employer
     of incorporation)                                     identification no.)


              51 BLACKBURN DRIVE, GLOUCESTER, MASSACHUSETTS 01930
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 282-1800
                                                           --------------

Item 5.  Other Events.
---------------------

     NutraMax Products, Inc. (the "Company") advised Deloitte & Touche LLP, its former auditors ("Deloitte & Touche"), that it had determined that its financial statements for the year ended October 3, 1998 should be restated. The analysis supporting the restatement was performed by Arthur Andersen LLP ("Arthur Andersen") serving in its role as an advisor to Company counsel, with the assistance of management. Subsequently, Deloitte & Touche informed the Company that it was unable to make a determination as to the appropriateness of the proposed restatement of the 1998 financial statements, and as a result of the Company's conclusion that the 1998 financial statements should be restated, Deloitte & Touche is withdrawing its audit report dated November 24, 1998 covering each of the three years in the period ended October 3, 1998.

     NutraMax has engaged Arthur Andersen to perform an audit with respect to its balance sheet as of September 30, 1999. Once available, the Company intends to release such balance sheet together with its unaudited other financial statements for fiscal 1999 and its unaudited restated financial statements for fiscal 1998.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     (c)  Exhibits

Exhibit   Name
-------   ----

99.1+     Press Release issued for publication on November 24, 1999.

____________________
+ Filed herewith.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NUTRAMAX PRODUCTS, INC.


Date: November 24, 1999                   By: /s/ David J. Radeke
                                             ---------------------------------
                                             David J. Radeke
                                             Acting Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit  Name
-------  ----

99.1+    Press Release issued for publication on November 24, 1999

______________________
+ Filed herewith.